                                 SCHEDULE 14A
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                                                              File No. 0-10210
[X]    Filed by the Registrant
[  ]   Filed by a Party other than the Registrant

Check the appropriate box:
[  ]   Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
       Sections 240.14a-12

                                MEDCROSS, INC.
               (Name of Registrant As Specified in its Charter)

Medcross, Inc. (Name of Person(s) Filing the Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(j)(2).
[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

1) Title of each class of securities to which transaction applies:

       N/A


2) Aggregate number of securities to which transaction applies:

       N/A


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       N/A


4) Proposed maximum aggregate value of transaction:

       N/A

                             MEDCROSS, INC.





                          September 22, 1995






Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Medcross, Inc. on Tuesday, October 17, 1995. The meeting will begin at 9:00 a.m. at the Tampa Airport Marriott Hotel, Tampa International Airport, Highway 275, Exit 20, Tampa, Florida.

   Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all shareholders on or about September 22, 1995.

   Because it is important that your shares be voted at the Annual
Meeting, whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a shareholder of record and do attend the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

   We look forward to seeing you in Tampa, on Tuesday, October 17, 1995.

                              Very truly yours,


                                /s/ Henry Toh
                              Henry Toh, President











         3227 Bennet Street North - St. Petersburg, FL  33713
                        Telephone 813-521-1793
                           Fax 813-521-4249

                             MEDCROSS, INC.
                       3227 Bennet Street North
                       St. Petersburg, FL  33713
                    ______________________________

               Notice of Annual Meeting of Shareholders
                      To be Held October 17, 1995
                    ______________________________

To the Shareholders of Medcross, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of
MEDCROSS, INC., a Florida corporation (the "Company"), will be held at Tampa Airport Marriott Hotel, Highway 275, Exit 20, Tampa, Florida, on
October 17, 1995, at 9:00 a.m. and thereafter as it may from time to time be adjourned, for the following purposes:

   1. To elect two Class II Directors to serve for three years or until their successors have been duly elected and qualified.

   2.  To approve the adoption of the Medcross, Inc. 1995 Director
       Stock Option and Appreciation Rights Plan which provides for the issuance of Incentive Stock Options, Non-Qualified Stock
       Options and Stock Appreciation Rights.

   3.  To approve the adoption of the Medcross, Inc. 1995 Employee
       Stock Option and Appreciation Rights Plan which provides for the issuance of Incentive Stock Options, Non-Qualified Stock
       Options and Stock Appreciation Rights.

   4. To ratify the selection of Coopers & Lybrand as the Company's independent accountants.

   5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Shareholders should note that the Company's By-Laws provide that no proposals or nominations of Directors by Shareholders shall be presented for vote at an Annual Meeting of Shareholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Company's Secretary no later than the close of business on the fifth day following the day that notice of the meeting is first given to Shareholders.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE
ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL
STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005.

                                   By Order of the Board of Directors,

                                       /s/ Stephanie Giallourakis
                                     Stephanie Giallourakis, Secretary
St. Petersburg, Florida
September 22, 1995

                             MEDCROSS, INC.

                            Proxy Statement
                       Dated September 22, 1995
                    Annual Meeting of Shareholders

                                SUMMARY

   This Proxy Statement is being furnished to Shareholders in connection with the solicitation of proxies by the Board of Directors of Medcross, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 17, 1995, at 9:00 a.m. at the Tampa Airport Marriott Hotel,
Highway 275, Exit 20, Tampa, Florida, as set forth in the accompanying
Notice of Annual Meeting and at any adjournments thereof.  This Proxy
Statement and the accompanying form of proxy are first being mailed to Shareholders on or about September 22, 1995.

   The Annual Meeting has been called to consider and take action on the following proposals:

   1. To elect two Class II Directors to serve for three years or until their successors have been duly elected and qualified.

   2.  To approve the adoption of the Medcross, Inc. 1995 Director
       Stock Option and Appreciation Rights Plan which provides for the issuance of Incentive Stock Options, Non-Qualified Stock
       Options and Stock Appreciation Rights.

   3.  To approve the adoption of the Medcross, Inc. 1995 Employee
       Stock Option and Appreciation Rights Plan which provides for the issuance of Incentive Stock Options, Non-Qualified Stock
       Options and Stock Appreciation Rights.

   4. To ratify the selection of Coopers & Lybrand as the Company's independent accountants.

   5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   Affirmative action with respect to each of the above proposals has been taken by a majority of the Company's Board of Directors and the Board of Directors recommends that the Shareholders vote in favor of each of the proposals. The close of business on September 15, 1995, has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). The stock transfer books will not be closed.

                SOLICITATION AND REVOCATION OF PROXIES

   This Proxy Statement is being furnished to Shareholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournments thereof.

   As of the Record Date there are 1,751,243 shares of the Company's common stock, par value $.007 per share (the "Common Stock"), issued and outstanding, 200,000 shares of the Company's Class A Variable Rate
Cumulative Convertible Preferred Stock, par value $10.00 per share

(the "Class A Preferred Stock"), issued and outstanding, and 7,500 shares of the Company's Class B Variable Rate Cumulative Convertible
Preferred Stock, par value $10.00 per share (the "Class B Preferred
Stock"), issued and outstanding.

   As of the Record Date, all of the present Directors and executive officers of the Company, as a group of 5 persons, beneficially owned
701,960 shares of Common Stock (10% of the votes represented, assuming the Class A Preferred Stock and the Common Stock vote as a single class). The Company believes that such officers and Directors intend to vote their shares for each of the proposals set forth herein.

   Each share of Common Stock of record as of the Record Date is entitled to one vote in all matters properly brought before the Annual
Meeting. Each share of the Class A Preferred Stock is entitled to approximately 24.47 votes, or an aggregate of 4,894,461 votes, in all matters brought before the Annual Meeting. Generally, the Class B
Preferred Stock is non-voting. The holders of the Common Stock and the Class A Preferred Stock will vote as one group on the Proposals set forth in the accompanying Notice of Annual Meeting.

   The Class II Director nominees named in Proposal 1 of this Proxy
Statement must receive a plurality of the votes cast by the shares entitled to vote to be elected. In order to obtain the approval of Proposals 2, 3 and 4, the votes cast by the holders of the Common
Stock and Class A Preferred Stock represented at the Annual Meeting and entitled to vote, in person or by proxy, taken as one voting group, favoring the action must exceed the votes cast opposing the action. With respect to voting on Proposals 1 through 4 of the accompanying Notice of Annual Meeting, the presence, in person or by proxy, of a majority of the votes entitled to be cast constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

   The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, including audited financial statements, and its Quarterly Report on Form 10-QSB, covering the six months ended
June 30, 1995, are enclosed herewith.

   Proxies given by Shareholders of record for use at the Annual
Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Shareholder or his attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, that the proxy is to be used, or with the chairman of such meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

   ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES
SPECIFIED ON SUCH PROXIES.  PROXIES WILL BE VOTED IN FAVOR OF A
PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE.  ALL VALID PROXIES
OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS
WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

   The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

                    DISSENTERS' RIGHTS OF APPRAISAL

   The Board of Directors has not proposed any action for which the laws of the State of Florida, the Certificate of Incorporation or By-
Laws of the Company provide a right of a Shareholder to dissent and obtain payment for shares.

                  INTEREST OF OFFICERS AND DIRECTORS
                      IN MATTERS TO BE ACTED UPON

   Mr. Joel S. Kanter and Mr. Henry Y.L. Toh, Class II Directors, have been nominated for reelection to the office of Director and serve in their capacities as Directors as representatives of the record owners of the Class A Preferred Stock. See "Shareholders' Agreement" for a description of certain provisions of the Shareholders' Agreement among the owners of the Class A Preferred Stock relating to the election of Directors of the Company. Each of the officers and directors of the Company has an interest in the adoption of Proposals
2 and 3 insofar as such persons will be qualified to receive options and other benefits under the Stock Option Plans subject of Proposals 2 and 3.

                            STOCK OWNERSHIP

   The Common Stock and Class A Preferred Stock constitute the only voting securities of the Company. Each share of Class A Preferred
Stock is convertible, at the option of the holder thereof, into approximately 24.47 shares, subject to adjustment upon the occurrence of certain events, of the Company's Common Stock. The table below sets forth information, to the best of the Company's knowledge, with respect to the total number of shares of the Company's Common Stock and Class A Preferred Stock beneficially owned by each Director, nominee for Director, beneficial owner of more than five percent of either security, and all Directors, nominees for Director, and officers as a group, as reported by each such person, as of the Record
Date.  On that date, there were 1,751,243 shares of the Company's
Common Stock issued and outstanding and 200,000 shares of the Company's Class A Preferred Stock issued and outstanding. The table below also sets forth as to each holder the percent of votes represented assuming the Common Stock and Class A Preferred Stock vote as a single class.

   For information relating to provisions of a Shareholders'
Agreement among the owners of the Class A Preferred Stock relating to the election of Directors of the Company, see "Shareholders'
Agreement."
Name and Address
of Total
Beneficial                                                  Number           Percent of  Percent
Owner Power                      Title of Class             of Shares        Class<F1>   of Votes
Four M International,Inc.<F3>    Common Stock               3,915,570<F2>       69.1%       58.9%
Casa Fortuna, S.A.<F3>           Class A Preferred Stock      160,000           80.0%
Linkcost, Ltd.<F3>
1980 Post Oak Boulevard
Houston, Texas
77056

Walnut Capital Corp.<F3>         Common Stock                 611,807<F2>       25.9%        9.2%
2 North LaSalle                  Class A Preferred Stock       25,000           12.5%
Chicago, IL  60602

Windy City, Inc.<F3>             Common Stock                 183,542<F2>        9.5%        2.8%
8000 Towers Crescent Dr.         Class A Preferred Stock        7,500            3.8%
Suite 780
Vienna, VA  22180

Canadian Imperial Bank of        Common Stock                 183,542<F2>        9.5%        2.8%
Commerce Trust Company           Class A Preferred Stock        7,500            3.8%
(Bahamas) Limited, Trustee<F3>
Post Office Box N-3933
Nassau, Bahamas

R. Huston Babcock, M.D.          Common Stock                 651,722<F4>       33.6%        9.5%
731 12th Street North
St. Petersburg, FL 33705

J.W. Charles Financial           Common Stock                 250,000<F5>       12.5%        3.6%
Services, Inc.
980 North Federal Highway
Boca Raton, FL 33432

Garnier Holdings, Ltd.           Common Stock                 178,714           10.2%        2.7%
P.O. Box 22657
Houston, TX 77227-2765

Po Shin Wong<F3>                 Common Stock                   2,334<F6>        <F8>        <F8>

Henry Y.L. Toh<F3>               Common Stock                  26,904<F6>        1.5%        0.4%

Joel S. Kanter<F3>               Common Stock                   2,334<F6>        <F8>        <F8>

All Officers and Directors       Common Stock                 701,960<F7>       35.4%       10.2%
as a Group (5 Persons)

<F1>  Percentages of Common Stock are calculated on the basis of the number of shares of Common Stock issued and outstanding on the Record Date, plus the number of shares of Common Stock into which the shares of Class A Preferred Stock and Class B Preferred Stock owned by the named shareholder are convertible, plus any shares issuable pursuant to options exercisable within 60 days by the named shareholder.
<F2>  Represents the number of shares of Common Stock into which shares of Class A Preferred Stock owned by the named shareholder are convertible.

<F3>  Linkcost, Ltd. ("Linkcost") and Casa Fortuna, S.A. ("Casa"),
   through their ownership and control of Four M International, Inc. ("Four M"), may be deemed the beneficial owners of such shares but do not own any shares of record. Four M together with Walnut Capital Corp. ("WCC"), Windy City, Inc. ("WCI") and Canadian Imperial Bank of Commerce Trust Company (Bahamas) Limited ("CIB") may be deemed to comprise a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. Together, the members of the group may be deemed to beneficially own 200,000 shares of Class A Preferred Stock, representing 73.7% of the voting control of the Company. Four M, Casa & Linkcost, as set forth in a Schedule 13D, disclaim beneficial ownership of the 40,000 shares of Class A Preferred Stock owned by WCC, WCI and
   CIB. WCC, WCI and CIB, in a Schedule 13D filed with the SEC on or about April 10, 1992, disclaim beneficial ownership of the 160,000 shares of Class A Preferred Stock owned by Four M and each of WCC, WCI and CIB disclaim beneficial ownership of shares of Class A Preferred Stock owned by the others of them. Mr. Toh, a Director of the Company and one of two directors of Four M and Ms. Wong, a Director of the Company and the sole director of Linkcost and Casa, have both disclaimed beneficial ownership of the shares owned by Four M. Mr. Kanter, a Director of the Company and an officer and director of WCI and WCC has disclaimed beneficial ownership of the shares owned by WCC, WCI, and CIB. See "Shareholders' Agreement" for a description of the Shareholders' Agreement among the members of the group relating to election of Directors and other matters.
<F4>  Includes:  (i) 1,429 shares owned by wife; (ii) 183,542 shares of
   Common Stock into which the 7,500 shares of Class B Preferred
   Stock owned by the named shareholder are convertible; and (iii) 2,334 shares issuable pursuant to options exercisable within 60 days.
<F5>  Represents shares issuable pursuant to a currently exercisable warrant.
<F6>  Represents shares issuable pursuant to options exercisable within
   60 days.
<F7>  Includes 86,756 shares pursuant to options exercisable within 60 days and 183,542 shares of Common Stock into which the 7,500 shares of Class B Preferred Stock are convertible.
<F8>*  Less than 1%.

                        SHAREHOLDERS' AGREEMENT

   Ms. Po Shin Wong and Messrs. Henry Y.L. Toh and Joel S. Kanter were named as Directors of the Company to represent the purchasers of and present owners of record of the Company's Class A Preferred Stock pursuant to the Stock Purchase Agreement dated as of February 19, 1992 between Four M International, Inc., a Barbados corporation (Four M),
Walnut Capital Corp., a Delaware corporation (WCC), Windy City, Inc., a Delaware corporation (WCI), and Canadian Imperial Bank of Commerce
Trust Company (Bahamas) Limited, a trust company organized under the laws of The Commonwealth of the Bahamas (CIB), as trustee
(collectively, the "Purchasers") and the Company. The Purchasers are all parties to a Shareholders' Agreement dated February 19, 1992 and amended in December 1994 (the "Shareholders' Agreement"), that contains certain provisions restricting the transfer or the disposition of the Class A Preferred Stock and any shares of Common
Stock into which shares of Class A Preferred Stock may be converted other than certain sales made on the open market pursuant to Rule 144.
The Shareholders' Agreement requires Four M and any affiliates to whom its shares may be transferred (the "Four M Group") to vote, so long as WCC, WCI, and CIB (the "Kanter Group") retain voting control of shares of capital stock of the Company representing at least 20% of the Class
A Preferred Stock, all shares owned by the Four M Group in favor of Mr. Kanter (or certain substitutes if Mr. Kanter is unavailable) as a director of the Company. The Shareholders' Agreement requires the Kanter Group to vote all shares owned by the Kanter Group in favor of the election as a director of the Company the persons designated in writing by Four M, one of which shall be Mr. Toh (or certain substitutes if Mr. Toh is unavailable). In addition, the Shareholders' Agreement provides that, if Four M so requests, the Kanter Group must vote all shares that they may at the time own in favor of (i) the removal of a director previously designated by Four
M, and (ii) the election of a replacement designated by Four M. Also, the Shareholders' Agreement provides that if a Kanter Group shareholder votes in favor of the removal of a director designated by Four M other than as requested by Four M, such shareholder shall simultaneously vote all shares that such shareholder may at the time own in favor of the election of a replacement designated by Four M.
The Shareholders' Agreement also requires the Kanter Group shareholders to vote all shares that they own in favor of any amendment, alteration, or repeal of any provision of Article V or VI of the Amended and Restated Articles of Incorporation of the Company that may be proposed by the Four M Group. Certain provisions of the Shareholders' Agreement restrict and limit the ability of the Company to purchase or otherwise acquire shares of Class A Preferred Stock, to effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets or business of the Company or its subsidiaries to Four M or any affiliate, or to consolidate or merge the Company or any subsidiary with Four M or with any affiliate.
The Shareholders' Agreement grants holders of outstanding shares of Class A Preferred Stock and Common Stock certain preemptive rights with regard to issuances of shares of Common Stock or warrants, options, or other rights to purchase shares of Common Stock or securities convertible into Common Stock.

                   DIRECTORS AND EXECUTIVE OFFICERS

   Biographical information with respect to the present executive officers and Directors of the Company, including the nominees for Director, is set forth below. There are no family relationships between any present executive officers and Directors.

   Po Shin Wong, Chairman of the Board of Directors (age 52):  Ms.
Wong was elected by the Board of Directors as a Class III Director in March 1992 to fill a vacancy created by the expansion of the Board of Directors and as Chairman of the Board of Directors of the Company.
Ms. Wong has served as a director of Grand Fur Ltd., an investment management, trading, and manufacturing company in Hong Kong, since
1973 and is the sole director of Linkcost and Casa, which corporations indirectly own Four M.

   Henry Y. L. Toh, Vice Chairman of the Board of Directors (age 38):
Mr. Toh was elected by the Board of Directors as a Class II Director in March 1992 to fill a vacancy existing prior to that date and as Vice Chairman of the Board of Directors. Mr. Toh was elected
President of the Company on May 24, 1993 and has served as acting
Chief Financial Officer and Treasurer since September 1995. Mr. Toh is a director of Four M. Mr. Toh served as a senior tax manager in international taxation and mergers and acquisitions with KPMG Peat
Marwick from March 1980, to February 17, 1992.  He is a graduate of
Rice University.  Mr. Toh has been nominated for reelection as a Class
II Director at the Annual Meeting of Shareholders.

   Joel S. Kanter, President, Windy City, Inc. (age 38): Mr. Kanter was elected by the Board of Directors as a Class II Director in March
1992 to fill a vacancy created by the expansion of the Board of Directors. Mr. Kanter has been the President of Windy City, Inc., a closely-held investment management and consulting firm, since July
1986 and serves as a director thereof. Mr. Kanter is also president and director of Walnut Financial Services, a provider of financial services, a director of Alamar BioSciences, Inc. a manufacturer of medical diagnostic products, a director of I-Flow Corporation, a public company that manufactures home infusion pumps, a director of Concept Technologies Group, Inc., a public company that manufacturers professional audio equipment, Clean America Corp., a public company engaged in hazardous waste disposal, and GranCare, Inc., a public company that owns and operates nursing homes and pharmacies. Mr.
Kanter has been nominated for reelection as a Class II Director at the Annual Meeting of Shareholders.

   R. Huston Babcock, M.D., Neurosurgeon (age 64).  Dr. Babcock, a
Class III Director of the Company, served as Chairman of the Board of Directors of the Company from its inception in April 1983 until March
1992.  He was President of the Company from inception until November
1987. He was medical director of the Company from November 1987 to February 1993. Dr. Babcock is a neurosurgeon and has been engaged in the full-time private practice of medicine on the West Coast of Florida since 1960.

   Dorothy L. Michon, Vice President - Operations (age 40):  Ms.
Michon joined the Company in August 1983 as C.T. Technologist, was promoted to Technical Director in 1983, and Associate Director of Operations in 1985. She was elected as the Company's Vice President -
Operations in March 1990.  She holds an Associates degree in Radiology
Technology and a Bachelor of Science degree in Professional Management from Nova University.

   Each officer of the Company is chosen by the Board of Directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the By-Laws.

   There are no material proceedings that any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Compliance with Section 16(a) of the Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (SEC) and NASDAQ. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to the Company pursuant to Rule 16a-3 under the Exchange
Act, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same except that the Company has never received copies of any Forms 3, Forms 4, or Forms 5 from Garnier Holdings, Ltd., a greater than ten percent shareholder, or from JW Charles Financial
Services, Inc., which entity had a contractual right to receive a warrant to purchase greater than ten percent of the Company's common stock pursuant to a financial consulting agreement dated as of November 4, 1994, which warrants were not issued by the Company until March 1995.

Certain Relationships and Related Transactions

   During the first quarter of 1995, the Company received advances totalling $218,000 from Mortgage Network International, payable on demand. The Company's Vice Chairman/President has management control over Mortgage Network International. The Board of Directors approved delivery of a promissory note with a maturity of October 1, 1995 and bearing interest at one percent over the prime rate of Southwest Bank of Texas, N.A. concerning such advances.

                        THE BOARD OF DIRECTORS

   The Company's Certificate of Incorporation provides that the number of Directors of the Company shall not be less than five nor more than nine. The Board of Directors currently consists of four members with one vacancy due to the resignation in July 1995 of Bijan
Taghavi as a Class I director of the Company. Pursuant to the Bylaws of the Company, such vacancy may be filled by a majority vote of the remaining directors. The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes. The terms of office of Messrs. Joel S. Kanter and Henry Y.L.
Toh, Class II Directors, expire at the 1995 Annual Shareholders'
Meeting.  The terms of office of Ms. Po Shin Wong and Dr. R. Huston
Babcock, Class III Directors, expire at the succeeding annual shareholders' meeting. The term of office of the Class I director to be appointed to fill the vacancy on the Board of Directors will expire at the second succeeding shareholders' meeting.

   The Board of Directors held three meetings during the fiscal year ended December 31, 1994. The Audit Committee and the Compensation
Committee did not meet separately during the fiscal year ended
December 31, 1994. During the fiscal year ended December 31, 1994, each incumbent director attended all of the meetings of the Board of Directors, except for Mr. Kanter, who did not attend one meeting.

Committees of the Board of Directors

   Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Dr. Babcock is Chairman of the Audit Committee and Mr. Kanter is a member of such Committee.

   Compensation Committee. The Compensation Committee approves the compensation for executive employees of the Company. Ms. Wong is Chairperson of the Compensation Committee and Messrs. Kanter and
Babcock are members of such Committee.

   Executive Committee. The Executive Committee is vested with all the powers of the Board of Directors, subject to the limitations set forth in the Florida Business Corporation Act. Ms. Wong is Chairperson of the Executive Committee and Messrs. Toh and Kanter are members of such Committee.

   The Company has no nominating committee or any committee serving a similar function.

           COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

   The Company did not have any executive officers who served as such at the end of the last fiscal year that earned more than $100,000 in salary and bonus.  The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer.
                                                                <---- Long-Term Compensation ---->
                    <--------- Annual Compensation ---------->  <------ Awards ------>  <-Payout->
                                                                            Securities
                                                  Other         Restricted  Underlying
Name and                                          Annual        Stock       Options/    LTIP        All Other
Principal Position  Year  Salary($)  Bonus($)  Compensation($)  Awards      SARs(#)     Payouts($)  Compensation($)
- ------------------  ----  ---------  --------  ---------------  ----------  ----------  ----------  ---------------
Henry Y.L. Toh<F1>  1994   54,362       0           N/A             0<F2>      1,167        0            815<F3>
President and CEO   1993   54,000       0           N/A             0         81,900        0            810<F3>
                    1992   41,556       0           N/A             0          1,167        0            365<F3>
_______________

<F1>  Mr. Toh began his employment with the Company in April 1992 and was appointed
   President and CEO in May 1993.
<F2>  Mr. Toh had no restricted stock holdings at the end of the last fiscal year.
<F3>  Represents Company contributions to 401(k) plan on behalf of Mr. Toh.

Option/SAR Grants in Last Fiscal Year (1994)

   The following table sets forth certain information with respect to the options granted during the last fiscal year to the Company's Chief
Executive Officer.
                      Number of Securities     Percent of Total          Excercise
                      Underlying               Options/SARs Granted to   or Base
Name                  Options/SARs Granted(#)  Employees in Fiscal Year  Price($/Sh)  Expiration Date
- --------------------  -----------------------  ------------------------  -----------  ---------------
Henry Y.L. Toh                 1,167                      50%                $3.875       6/23/2004

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-
End Option/SAR Values

   The following table sets forth certain information with respect to options exercised during fiscal 1994 by the Company's Chief Executive
Officer and with respect to unexercised options held by such person at the end of fiscal 1994.

                      Shares                    Number of Securities        Value of Unexercised in the
                      Acquired on  Value        Underlying Unexercised      Money Options/SARs at
Name                  Exercise(#)  Realized($)  Options/SARs at FY-End(#)   FY-End($)<F1>
- --------------------  -----------  -----------  --------------------------  ---------------------------
                                                Exercisable  Unexercisable  Exercisable  Unexercisable
                                                -----------  -------------  -----------  -------------
Henry Y.L. Toh            --           --          9,357        74,877         $292           $0
_______________

<F1>  The calculations of the value of unexercised options are based on the difference between the closing bid price on NASDAQ of the Common Stock on December 31,
   1994, and the exercise price of each option, multiplied by the number of shares covered by the option.

Director Compensation

   Directors are compensated $100 for each board meeting attended.
In addition, directors have been automatically granted options under the Company's 1992 Director Plan to purchase 1,167 shares of common stock on the last Friday in June each year. Pursuant to the 1995
Director Plan subject of Proposal 2, Directors will receive options in accordance with the following formula: On (i) October 17, 1995, (ii) the first business day of January 1996 and (iii) the first business day of each January thereafter, each member of the Board of Directors then serving will receive options to purchase 10,000 shares at an exercise price equal to the fair market value of the common stock on the date of the grant. The Compensation Committee may also grant options at its discretion to reward directors for extraordinary service to the Company.

Consulting Agreements

   The Company has entered into a Consulting Agreement for the three month period ended October 23, 1995 with Bijan Taghavi, formerly Vice
President of Acquisitions and a director of the Company. Pursuant to the Agreement, Mr. Taghavi shall provide consulting services as requested by the President and shall be paid fees at the rate of $4,208 per month. The agreement contains mutual release, non-competition and confidentiality provisions.

   The Company intends to enter into additional consulting arrangements from time to time in the future in implementation of the Company's internal reorganization plan including the execution of a consulting agreement with the Company's former Senior Vice President and Chief Financial Officer, Timothy R. Barnes. Such agreement is expected to be for a term expiring February 6, 1996, to provide for the issuance to Mr. Barnes of warrants to purchase 36,858 shares of Common Stock exercisable at a purchase price equal to the fair market value of the Common Stock at the date of grant and to contain non-competition and confidentiality provisions.


                               PROPOSAL 1
   TO ELECT TWO CLASS II DIRECTORS TO SERVE FOR THREE YEARS OR UNTIL
         THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

   The Board of Directors has concluded that the reelection of Messrs. Henry Y.L. Toh and Joel S. Kanter as Class II Directors is in the best interest of the Company and recommends approval of their election. Biographical information concerning Messrs. Toh and Kanter can be found under "Directors and Executive Officers." There is one vacancy on the Board of Directors due to the resignation in July 1995 of Bijan Taghavi, a Class I Director. No replacement for Mr. Taghavi has been selected as of the date hereof. The remaining Directors will continue to serve in their positions for the remainder of their terms.


   See "Shareholders' Agreement" for a description of the provisions of the Shareholders' Agreement among the record owners of the Class A
Preferred Stock relating to the election of Directors of the Company.

   Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Messrs.
Henry Y.L. Toh and Joel S. Kanter, the nominees listed herein.
Although the Board of Directors of the Company does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

   The Board of Directors unanimously recommends a vote FOR the election of Messrs. Henry Y.L. Toh and Joel S. Kanter, the nominees listed above.


                              PROPOSAL 2
             TO APPROVE THE ADOPTION OF THE MEDCROSS, INC.
        1995 DIRECTOR STOCK OPTION AND APPRECIATION RIGHTS PLAN

   The Board of Directors has adopted a resolution adopting the Medcross, Inc. 1995 Director Stock Option and Appreciation Rights
Plan, which plan shall provide for the issuance of Incentive Options, Non-Qualified Options and SARs. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its stockholders that the Company adopt such plan
(previously defined as the "1995 Director Plan") and has directed that the proposal to adopt the 1995 Director Plan, as set forth herein, be submitted to the stockholders of the Company for vote at the Meeting.
The Board of Directors further adopted a resolution authorizing the termination of future grants of options under the Medcross, Inc. 1992
Director Plan (the "1992 Director Plan"). There are 87,156 outstanding options granted under the 1992 Director Plan which options will continue to be governed by the terms of the 1992 Director Plan.

   The summary of the material provisions of the 1995 Director Plan set forth herein and in "Summary of the 1995 Director Plan and the 1995 Employee Plan" is not intended to be complete and is qualified in its entirety by reference to the 1995 Director Plan, a copy of which is attached hereto in Appendix A to this Proxy Statement.

   The purpose of the 1995 Director Plan is to induce directors of the Company or any of its subsidiaries to remain with the Company and to provide incentives and rewards to directors of the Company in recognition of their contributions to the Company's progress. The
1995 Director Plan provides for automatic and discretionary grants of stock options which qualify as incentive stock options (previously defined as "Incentive Options") under Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify (previously defined as "Non-Qualified
Options") to be issued to directors.  In addition, stock appreciation rights (previously defined as "SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.

   The 1995 Director Plan provides for the granting of Incentive
Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 250,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or
SAR terminates prior to exercise thereof and during the duration of the 1995 Director Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1995
Director Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the 1995
Director Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 1995 Director Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the Company's outstanding voting stock entitled to vote thereon. In the event that the 1995 Director Plan is not approved by the stockholders, the 1995 Director Plan shall remain in force, provided, however, that all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

   The 1995 Director Plan provides for the grant of Non-Qualified
Options on a non-discretionary basis pursuant to a formula, namely, each member of the Board of Directors then serving shall receive a Non-Qualified Option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value per share of the Common
Stock on that date. Pursuant to such formula, Directors will receive options to purchase 10,000 shares of Common Stock on October 17, 1995, and on the first business day of each January thereafter beginning on January 2, 1996. Each such option will be immediately exercisable for a period of ten years from the date of grant. As of the date hereof:
(a) there have been no options or rights granted under the 1995
Director Plan, and (b) there are 4 directors eligible to participate in the 1995 Director Plan, of whom 4 directors are eligible to receive
Non-Qualified Options and 1 director (employee-directors) are eligible to receive Incentive Options. Accordingly, each director of the Company has a direct and substantial interest in approval of the 1995
Director Plan. See "Interests of Officers and Directors in Matters to be Acted Upon at the Meeting" herein.

   The terms and conditions of the 1995 Director Plan are substantially similar to those of the Medcross, Inc. 1995 Employee
Stock Option and Appreciation Rights Plan subject of Proposal 3.  See
"Summary of the 1995 Director Plan and 1995 Employee Plan" below for a description of the material terms of the 1995 Director Plan.

   The Board of Directors unanimously recommends a vote FOR the approval and adoption of the Medcross, Inc. 1995 Director Stock Option and Appreciation Rights Plan, which plan shall provide for the issuance of Incentive Options, Non-Qualified Options and SARs, as set forth in Appendix A hereto. Unless marked to the contrary, shares of Common Stock represented by Proxy Cards received from stockholders will be voted in favor of Proposal 2.

                              PROPOSAL 3
             TO APPROVE THE ADOPTION OF THE MEDCROSS, INC.
        1995 EMPLOYEE STOCK OPTION AND APPRECIATION RIGHTS PLAN

   The Board of Directors has adopted a resolution authorizing the establishment of the Medcross, Inc. 1995 Employee Stock Option and
Appreciation Rights Plan (the "1995 Employee Plan"), which plan shall provide for the issuance of Incentive Options, Non-Qualified Options and SARs. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its stockholders that the Company adopt such plan (previously defined as the "1995 Employee Plan") and has directed that the proposal to adopt the 1995 Employee Plan, as set forth herein, be submitted to the stockholders of the Company for vote at the Meeting.
The Board of Directors further adopted a resolution authorizing the suspension of future grants of options under the 1989 Medcross, Inc.
Executive Stock Option Plan (the "1989 Executive Plan") insofar as such Plan provided, by its terms, that options may be granted thereunder during the five year term following adoption on June 15, 1990. There are 160,066 outstanding options granted under the 1989
Employee Plan which options will continue to be governed by the terms of the 1989 Employee Plan.

   The summary of the material provisions of the 1995 Employee Plan set forth herein and in "Summary of the 1995 Director Plan and the 1995 Employee Plan" is not intended to be complete and is qualified in its entirety by reference to the 1995 Employee Plan, a copy of which is attached hereto in Appendix B to this Proxy Statement.

   The purpose of the 1995 Employee Plan is to induce officers, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. Directors of the Company are not eligible to participate in the 1995 Employee Plan. The 1995
Employee Plan provides for the grant of stock options which qualify as incentive stock options (previously defined as "Incentive Options") under Section 422 of the Code, to be issued to officers who are employees and other employees, as well as options which do not so qualify (previously defined as "Non-Qualified Options") to be issued to officers, employees and consultants. In addition, stock appreciation rights (previously defined as "SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified
Options.

   The 1995 Employee Plan provides for the granting of Incentive
Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 400,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or
SAR terminates prior to exercise thereof and during the duration of the 1995 Employee Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1995
Employee Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the 1995
Employee Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 1995 Employee Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the Company's outstanding voting stock entitled to vote thereon. In the event that the 1995 Employee Plan is not approved by the stockholders, the 1995 Employee Plan shall remain in force, provided, however, that all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

   As of the date hereof: (a) there have been no options or rights granted under the 1995 Employee Plan, and (b) an aggregate of 29 persons are eligible to participate in the 1995 Employee Plan. With respect to the foregoing, there are 29 employees (including 2 officers) of the Company entitled to receive Incentive Options under the 1995 Employee Plan and 29 persons (including 27 employees and 2 officers) who may receive Non-Qualified Options under the 1995
Employee Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under such Plan.

   The Board of Directors unanimously recommends a vote FOR the approval and adoption of the Medcross, Inc. 1995 Employee Stock Option and Appreciation Rights Plan, which plan shall provide for the issuance of Incentive Options, Non-Qualified Options and SARs, as set forth in Appendix B hereto. Unless marked to the contrary, shares of Common Stock represented by Proxy Cards received from stockholders will be voted in favor of Proposal 3.

     SUMMARY OF THE 1995 DIRECTOR PLAN AND THE 1995 EMPLOYEE PLAN

   The following summary of the material terms of the 1995 Director
Plan and the 1995 Employee Plan (the "Plans") is not intended to be complete and is qualified in its entirety by reference to such Plans, which are attached as Appendix A and Appendix B, respectively, to this Proxy Statement. Where the principal terms of the 1995 Director Plan and the 1995 Employee Plan are identical, reference herein shall be made to the terms of the "Plan" or "Plans," meaning that such terms apply to either or both of such Plans.

Administration

   Each Plan will be administered by:  (a) the Board of Directors, if each member thereof is a "disinterested person" (as defined under Rule
16b-3 under the Exchange Act) or, (b) in the discretion of the Board of Directors, by the Compensation Committee.  The Board of Directors
or the Compensation Committee generally has the authority (subject to the formula for automatic annual awards to non-employee directors) to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.
All action pursuant to the Plan must be in accordance with the requirements of Rule 16b-3 under the Exchange Act.

Section 16(b) Compliance

   The Plan is intended to satisfy the conditions of Rule 16b-3 promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of ten percent or more of the outstanding securities on a purchase and a sale of stock within a six month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for the acquisition of shares of stock if the acquisition is effected pursuant to a stock option plan which satisfies the conditions of Rule 16b-3.

Eligibility and Extent of Participation

   Incentive Options may be granted pursuant to the Plans only to employees of the Company (or any subsidiary). Non-Qualified Options and Rights may be granted pursuant to the Plans to officers, employees or consultants of the Company or any subsidiary. Directors are not eligible to participate in the 1995 Employee Plan.

   There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

   The Board of Directors or the Compensation Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of transfer of the Common Stock, absent the written approval, consent or waiver of the Board of Directors or Compensation Committee. The stock option agreement for any options granted to officers shall also require that at least six months elapse from the date such options are granted to the date on which any share of Common Stock underlying such options is sold or any right associated with such option is exercised, unless the Board of Directors or Compensation Committee otherwise consents in writing.

Purchase Price and Exercise of Options

   The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or Compensation Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100% of the fair market value of such shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

Expiration and Transfer of Options

   The Board of Directors or Compensation Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the Plan to a 10% or less stockholder and any Non-Qualified
Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than 10% stockholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the Plan more than ten years after the date of adoption of the Plan.

   Options granted under the Plan are not transferable except upon death. Except for options granted to non-employee directors under the non-discretionary formula in accordance with the 1995 Director Plan, options may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability.
In the event of death of an option holder, options may be exercised within three years after the date of death.

   Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the Plan will terminate and all options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan or for the assumption of options theretofore granted. If the Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

Federal Income Tax Considerations

   In case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

   The treatment for federal income tax purposes of Non-Qualified
Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified
Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.
If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

   In the case of Non-Qualified Options exercised by officers within six months of the grant of such options, it appears that such individuals would not be subject to tax until the expiration of such six-month period because such individuals would be subject to liability under Rule 16b-3 if they sold the shares within such six month period. If such Non-Qualified Options are exercised more than six months after the grant of the option, then it appears that the optionee may be taxed immediately (regardless of whether the underlying shares have been sold) unless there were an independent basis for treating such shares as non-transferable and subject to a substantial risk of forfeiture.

   Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20% excise tax and the company may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified
Options granted under the Plan.

   The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

Exercise of Options; SARs

   Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock for which the option is being exercised. The Board of Directors or the Compensation
Committee may, however, permit a non-director optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. The Company has the authority under the Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

   The Board of Directors or the Compensation Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount
(payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of Directors or the Compensation
Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof surrendered) and the exercise price of the option or portion thereof surrendered.

Amendments to the 1995 Employee Plan

   The Board of Directors may at any time terminate the Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or Rule 16b-3 under the Exchange Act. The Plan provides, however, that unless the holders of a majority of each class and series, if any, of the Company's outstanding voting stock entitled to vote thereon shall have first approved such an amendment, no amendment of the Plan shall be made whereby: (a) the total number of shares which may be optioned under the Plan shall be increased, (b) the authority to administer the Plan by the Board of Directors or the Compensation Committee shall be withdrawn, (c) the maximum term of the options shall be extended, (d) the minimum option price of Incentive options shall be decreased, (e) the price to optionees to whom options have been granted shall be changed, or (f) the class of individuals eligible to participate in the Plan is modified.

                              PROPOSAL 4
      TO RATIFY THE SELECTION OF THE FIRM OF COOPERS & LYBRAND AS
            INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

   The Board of Directors, upon recommendation of the Audit
Committee, concluded that the continued engagement of Coopers &
Lybrand as the Company's independent public accountants for the 1995 fiscal year was in the best interests of the Company. The Board of Directors recommends that the Shareholders ratify its choice of Coopers & Lybrand. Representatives of Coopers & Lybrand will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so. Such representatives are expected to be available to respond to appropriate questions.

   The Board of Directors initially engaged Coopers & Lybrand, Tampa,
Florida as the Company's independent accountants on July 10, 1992.

   The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Coopers & Lybrand as independent public accountants for the Company.

                         OTHER PROPOSED ACTION

   The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters that other persons intend to bring before the Annual Meeting.
If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

   Shareholders should note that the Company's By-Laws provide that no proposals or nominations of Directors by Shareholders shall be presented for vote at an Annual Meeting of Shareholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Company's Secretary no later than the close of business on the fifth day following the day that notice of the Annual Meeting is first given to Shareholders.

                 SHAREHOLDER PROPOSALS AND SUBMISSION

   If any Shareholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Shareholders, such proposal must be presented to the Company's management prior to January 31, 1996.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.  YOUR VOTE IS IMPORTANT.
IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO
VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE
VOTE.

                              MEDCROSS, INC.




                                        /s/ Stephanie Giallourakis
September 22, 1995                      Stephanie Giallourakis,
Secretary

                                            PROXY

                              ANNUAL MEETING OF STOCKHOLDERS OF
                                        MEDCROSS, INC.
                                     ON OCTOBER 17, 1995

                This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Po Shin Wong, Henry Y. L. Toh, R.
Hoston Babcock, and Joel S. Kanter and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders to be held on October 17, 1995 at 9:00 a.m. at the Tampa Airport Marriott Hotel, Tampa International Airport,
Tampa, Florida, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, or such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS II DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL
   THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

   [  ]FOR THE NOMINEES LISTED BELOW       [  ]WITHHOLD AUTHORITY
                                               to vote for the nominees
                                               listed at right

   (INSTRUCTION: To withhold authority to vote for the nominee strike a line through the nominee's name at right:)

                  Henry Y. L. Toh and Joel S. Kanter


2.    TO APPROVE THE ADOPTION OF THE MEDCROSS, INC. 1995 DIRECTOR
      STOCK OPTION AND APPRECIATION RIGHTS PLAN, which provides for the issuance of Incentive Stock Options, Non-Qualified Stock
      Options and Stock Appreciation Rights.

          [  ]FOR           [  ]AGAINST            [  ]ABSTAIN


3. TO APPROVE THE ADOPTION OF THE MEDCROSS, INC. 1995 EMPLOYEE STOCK
   OPTION AND APPRECIATION RIGHTS PLAN, which provides for the issuance of Incentive Stock Options, Non-Qualified Stock Options and Stock
   Appreciation Rights.

          [  ]FOR           [  ]AGAINST            [ ]ABSTAIN


4. TO RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE COMPANY'S
   INDEPENDENT ACCOUNTANTS.
          [  ]FOR           [  ]AGAINST            [  ]ABSTAIN


Dated:  ___________________, 1995



                              ________________________________________
                                   Signature


                              ________________________________________
                                   Signature if held jointly

NOTE:  When shares are held by joint tenants, both should sign.
Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2, 3 and 4.

      PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                        THE ENCLOSED ENVELOPE.

                                                           Appendix A

                            MEDCROSS, INC.
        1995 DIRECTOR STOCK OPTION AND APPRECIATION RIGHTS PLAN


                               ARTICLE I
                       ESTABLISHMENT AND PURPOSE

   Section 1.1. Medcross, Inc. (the "Company"), a Florida corporation, hereby establishes a stock option and appreciation rights plan to be named the Medcross, Inc. 1995 Director Stock Option and Appreciation Rights Plan (the "Director Plan").

   Section 1.2. The purpose of this Director Plan is to induce persons who are directors of the Company (or any of its subsidiaries) to remain with the Company and to provide such persons incentives and rewards in recognition of their contributions to the Company's progress. The Director Plan provides for the grant of options to purchase shares of common stock of the Company, $.007 par value per share (the "Common Stock") which: (a) qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code"), to directors who are employees, and (b) do not so qualify ("Non-Qualified Options") to directors, including those who are not employees. This Director Plan also provides for the grant of stock appreciation rights ("Rights") in connection with the grant of options hereunder. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

   Section 1.3. All Options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted on or after the date that this Director Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this Director Plan unless the terms of such an option specifically indicate that it is not to be so governed.


                              ARTICLE II
                            ADMINISTRATION

   Section 2.1. All determinations under this Director Plan concerning the selection of persons eligible to receive awards hereunder and with respect to the timing, pricing and amount of an award hereunder (other than pursuant to a non-discretionary formula hereinafter set forth) shall be made by an administrator (the
"Administrator") who shall be charged with administration of this Director Plan. The Administrator shall be either: (a) the Board of
Directors, if each member thereof is a "disinterested person" for the purposes of this Director Plan within the meaning of such term as defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended

(the "Exchange Act"), or (b) in the discretion of the Board of Directors by a committee (the "Committee") of not less than two members of the Board of Directors, each of whom is a "disinterested person." A "disinterested person" within the meaning of Rule 16b-3 as in effect upon the date this Director Plan is adopted by the Board of Directors is a person who has not been granted or awarded equity securities (within the meaning of the Exchange Act) under this or any other plan of the Company (or any affiliate thereof) at any time within one year prior to such person's service as a member of the Administrator, or during such service except as otherwise permitted by Rule 16b-3(c). In the event this Director Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof, and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative vote of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

   With respect to persons subject to Section 16 of the Exchange Act, transactions under this Director Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this Director Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

   Section 2.2. The provisions of this Director Plan relating to Incentive Options are intended to comply in every respect with Section
422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this Director Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this Director Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

   Section 2.3. If any provision of this Director Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this Director Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

   Section 2.4.     The Company shall grant Options under this
Director Plan in accordance with determinations made by the Administrator pursuant to the provisions of this Director Plan. All
Options granted pursuant to this Director Plan shall be clearly identified as Incentive Options or Non-Qualified Options.  The
Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out the provisions of this Director Plan and take such action in the administration of this Director Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this Director Plan, to determine which directors shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements
(which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this Director
Plan. The interpretation and construction of any provision of this Director Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

   Section 2.5.     Directors of the Company shall be granted
Non-Qualified Options on a non-discretionary basis in accordance with the following formula: On (i) October 17, 1995, (ii) the first business day of January 1996 and (iii) the first business day of each January thereafter, each member of the Board of Directors then serving shall receive a Non-Qualified Option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value per share of such shares on that date. Each such Option shall be exercisable immediately and for ten years from the date of grant unless sooner terminated pursuant to the terms of this Director Plan.
Each such Option shall be subject to the restrictions upon transfer, limitations on exercise and restrictions upon transfer of the shares of Common Stock to be issued upon exercise of the Option as are set forth elsewhere herein or as are imposed by applicable law, including without limitation applicable federal and state securities laws.
Except as otherwise provided in this section, all Non-Qualified
Options issued pursuant to this section shall be subject to the other terms and conditions of this Director Plan; to the extent such terms and conditions are inconsistent with this section, this section shall control. To the extent required pursuant to Rule 16b-3 as such rule relates to formula awards, this section shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

   Section 2.6. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this Director Plan or the Options granted hereunder.
A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in administration of this Director Plan.

                              ARTICLE III
                 TOTAL NUMBER OF SHARES TO BE OPTIONED

   Section 3.1. There shall be reserved for issuance or transfer upon exercise of the Options to be granted from time to time under this Director Plan an aggregate of 250,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares of Common Stock issued upon exercise of any Option granted under this Director Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

   Section 3.2. In the event that any Options outstanding under this Director Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common
Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares may again be available for transfer under this Director Plan.

   Section 3.3. No Options shall be granted pursuant to this Director Plan to any Optionee after the tenth anniversary of the earlier of: (a) the date that this Director Plan is adopted by the Board of Directors, or (b) the date that this Director Plan is approved by the stockholders of the Company.


                              ARTICLE IV
                              ELIGIBILITY

   Section 4.1.     Subject to Section 2.5 above, Non-Qualified
Options may be granted pursuant to this Director Plan to directors of the Company (or any of its subsidiaries) as selected by the Administrator. Incentive Options may be granted pursuant to this Director Plan only to directors who are also employees of the Company
(or any of its subsidiaries) as selected by the Administrator.
Persons granted Options pursuant to this Director Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 of the Code shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Director Plan.

   Section 4.2. Except as otherwise provided in Section 2.5 above, the Administrator will (in its discretion) determine the directors to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which Options may be exercised, the manner in which Options may be exercised and all other terms and conditions related to the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which the Administrator within its discretion deems to be relevant in accomplishing the purpose of this Director Plan.

   Section 4.3. No Options may be granted to any member of the Committee or, if this Director Plan is administered by the Board of Directors rather than the Committee, no Options (other than pursuant to a non-discretionary formula such as and including that which is set forth in Section 2.5 above which meets the conditions in Rule 16b-
3(c)(2)(ii) under the Exchange Act) may be granted to any director, if such director has, during the one year prior to such person's service as a member of the Administrator of this Director Plan or during such service, received any equity securities pursuant to any plan of the Company or any of its affiliates (other than pursuant to the formula set forth in Section 2.5 of this Plan or otherwise in a manner described in Rule 16b-3 as such rule may be amended from time to time), may be granted to any director unless a majority of the Board of Directors and a majority of the members of the Board of Directors members voting on the grant of such Options have not received equity securities hereunder (other than pursuant to Section 2.5 above or otherwise in a manner described in Rule 16b-3 as such rule may be amended from time to time) at any time within one year prior to the date of such action, pursuant to this Director Plan or any other plan of the Company or any of its affiliates entitling such directors to acquire equity securities of the Company or any of its affiliates.


                               ARTICLE V
                    TERMS AND CONDITIONS OF OPTIONS

   Section 5.1. Each Option granted under this Director Plan shall be evidenced by a stock option certificate and agreement (the "Stock
Option Certificate and Agreement") in a form consistent with the provisions of this Director Plan, provided that the following terms and conditions shall apply:

   (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option
Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common
Stock at the time of grant determined in accordance with Section
5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this Director Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

   (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its directors. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common
Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or listed for quotation on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or listed for quotation on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

   (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

   (d) Notwithstanding any other provision of this Director Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds
$100,000, such Options shall be treated as Non-Qualified Options.

   (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this Director Plan, and may be issued a combination of Non-Qualified Options and Incentive Options.

   (f) Except as set forth in Section 2.5 above, the duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive
Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

   (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

   (h) At least six months shall elapse from the date on which an Option is granted hereunder to the date on which any share of Common
Stock underlying such Option is sold or any Right related thereto is exercised, unless the Administrator otherwise consents in writing.


                              ARTICLE VI
                   EMPLOYMENT OR SERVICE OF OPTIONEE

   Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive
Option (except as to Options granted pursuant to Section 2.5 above) shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Board of Directors or the Committee and, subject to the review of any determination made by the Committee by the Board of Directors, such determination shall be binding on the Optionee and the Company.

   Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section
22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

   Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

   Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-
Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

   Section 6.5. With the exception of Non-Qualified Options issued pursuant to Section 2.5 hereof, the Administrator may also provide that a director who is also an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee-director.
   Section 6.6. Options granted under this Director Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

   Section 6.7. Nothing contained in this Director Plan, or in any Option granted pursuant to this Director Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                              ARTICLE VII
                          PURCHASE OF SHARES

   Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is being exercised and written notice of such exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this Director Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price.
The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section
5.1(b) hereof.

   Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is a director of the Company at the time of exercise.

   Section 7.3.     No Optionee, or Optionee's executor,
administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this Director Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

   Section 7.4.     If:  (i) the listing, registration or
qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

   Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this Director Plan that: (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this Director Plan and the subject Option.

   Section 7.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as a "Right" or collectively, the "Rights") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option
(or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such

Rights may be included in an Option only under the following conditions: (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than one hundred percent (100%) of the Spread; (c) the Rights are transferable only when the underlying Option is transferable and under the same conditions; (d) the Rights may be exercised only when the underlying
Option is eligible to be exercised; and (e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the Common Stock subject to the Option exceeds the exercise price of the Option.

   Section 7.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.


                             ARTICLE VIII
               CHANGE IN NUMBER OF OUTSTANDING SHARES OF
               STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

   Section 8.1.     In the event that the outstanding shares of Common
Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this Director Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

   Section 8.2.     The grant of an Option pursuant to this Director
Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

   Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this Director Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this Director
Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Director Plan and the Options theretofore granted shall continue in the manner and under the terms so provided.
If this Director Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of the Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of such Options, including the portions thereof which would, but for this Section 8.3, not yet be exercisable.


                              ARTICLE IX
                  DURATION, AMENDMENT AND TERMINATION

   Section 9.1. The Board of Directors may at any time terminate this Director Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company, unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or Rule 16b-3 under the Exchange Act; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option, and provided further, that unless the holders of a majority of each of the classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved thereof, no amendment of this Director Plan shall be made whereby: (a) the total number of shares of Common Stock which may be issued pursuant to the exercise of Options under this Director Plan to all individuals, or any of them, shall be increased, except by operation of the adjustment provisions of Article VIII hereof, (b) the authority to administer this Director
Plan by the Administrator shall be withdrawn, (c) the maximum term of the Options shall be extended, (d) the minimum option price of Incentive Options shall be decreased, (e) the price to Optionees to whom Options have been granted shall be changed, or (f) the class of individuals eligible to participate in this Director Plan is modified.
Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this Director Plan after ten years from the date this Director Plan is adopted or the date this Director Plan is approved by the stockholders of the Company, whichever is earlier.

                               ARTICLE X
                             RESTRICTIONS

   Section 10.1. Any shares of Common Stock issued pursuant to exercise of Options granted under this Director Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, except for those Non-Qualified Options issued pursuant to Section 2.5 above, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this Director Plan, each Optionee shall thereby agree to any such restrictions.

   Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to exercise of an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this Director Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.


                              ARTICLE XI
                         FINANCIAL ASSISTANCE

   Section 11.1. The Company is vested with authority under this Director Plan to assist any employee to whom an Option is granted hereunder (including any director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.


                              ARTICLE XII
                         APPLICATION OF FUNDS

   Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this Director Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                             ARTICLE XIII
                    EFFECTIVENESS OF DIRECTOR PLAN

   Section 13.1. This Director Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of
Section 3.3 above. This Director Plan must be approved by the Company's stockholders in accordance with the applicable provisions
(relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this Director Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this Director Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

   IN WITNESS WHEREOF, pursuant to the approval or adoption of this Director Plan by the Board of Directors, this Director Plan is executed and adopted as of the 19th day of September, 1995.


                         Medcross, Inc.

[CORPORATE SEAL]

                         By:  /s/ Henry Y.L. Toh


                         Its: President


ATTEST:



By:   /s/ Stephanie Giallourakis
   Secretary

                                                            Appendix B

                            MEDCROSS, INC.
        1995 EMPLOYEE STOCK OPTION AND APPRECIATION RIGHTS PLAN


                              ARTICLE I
                       ESTABLISHMENT AND PURPOSE

   Section 1.1. Mecross, Inc. (the "Company"), a Florida corporation, hereby establishes a stock option and appreciation rights plan to be named the Mecross, Inc. 1995 Employee Stock Option and Appreciation Rights Plan (the "1995 Employee Plan").

   Section 1.2. The purpose of this 1995 Employee Plan is to induce persons who are officers, employees and consultants (none of whom is also a director) of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1995 Employee Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.007 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify
("Non-Qualified Options") to be issued to persons, including those who are not employees. This 1995 Employee Plan also provides for grants of stock appreciation rights ("Rights") in connection with the grant of options under this 1995 Employee Plan. Incentive Options and Non-
Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

   Section 1.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 1995 Employee Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1995 Employee Plan unless the terms of such option specifically indicate that it is not to be so governed.


                              ARTICLE II
                            ADMINISTRATION

   Section 2.1. All determinations under this 1995 Employee Plan concerning the selection of persons eligible to receive awards under this 1995 Employee Plan and with respect to the timing, pricing and amount of an award under this 1995 Employee Plan (other than pursuant to a non-discretionary formula set forth in this Plan) shall be made by the administrator (the "Administrator") of this 1995 Employee Plan.
The Administrator shall be either: (a) the Board of Directors, if each member of the Board of Directors is a "disinterested person" for the purposes of this 1995 Employee Plan within the meaning of such term as defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3"), under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (b) in the discretion of the Board of Directors by a committee (the "Committee") of not less than two members of the Board of Directors, each of whom is a "disinterested person." A "disinterested person" within the meaning of Rule 16b-3 as in effect upon the date this 1995 Employee Plan is adopted by the Board of Directors is a person who has not been granted or awarded equity securities (within the meaning of the Exchange Act) under this 1995 Employee Plan or any other plan of the Company or any affiliate thereof at any time within one year prior to such person's service as a member of the Administrator or during such service, except as otherwise permitted by Rule 16b-3(c). In the event this 1995 Employee
Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

   With respect to persons subject to Section 16 of the Exchange Act, transactions under this 1995 Employee Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 1995 Employee
Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

   Section 2.2. The provisions of this 1995 Employee Plan relating to Incentive Options are intended to comply in every respect with
Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 1995 Employee Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1995 Employee Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

   Section 2.3. If any provision of this 1995 Employee Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1995 Employee Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

   Section 2.4.    The Company shall grant Options under this 1995
Employee Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 1995 Employee Plan.
All Options granted pursuant to this 1995 Employee Plan shall be clearly identified as Incentive Options or Non-Qualified Options.  The
Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 1995
Employee Plan and take such action in the administration of this 1995
Employee Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 1995 Employee Plan, to determine which officers, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under
Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 1995 Employee Plan. The interpretation and construction of any provision of this 1995 Employee Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons. Directors of the Company (or any subsidiary of the Company) may not participate in this 1995 Employee Plan.

   Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 1995 Employee Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 1995 Employee Plan.


                              ARTICLE III
                 TOTAL NUMBER OF SHARES TO BE OPTIONED

   Section 3.1. There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 1995 Employee Plan an aggregate of 400,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 1995 Employee Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

   Section 3.2. In the event that any Options outstanding under this 1995 Employee Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 1995 Employee Plan.

   Section 3.3.    No Options shall be granted pursuant to this 1995
Employee Plan to any Optionee after the tenth anniversary of the earlier of: (a) the date that this 1995 Employee Plan is adopted by the Board of Directors, or (b) the date that this 1995 Employee Plan is approved by the stockholders of the Company.


                             ARTICLE IV
                              ELIGIBILITY

   Section 4.1. Non-Qualified Options may be granted pursuant to this 1995 Employee Plan only to officers, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 1995 Employee Plan only to employees (including officers who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 1995 Employee
Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 of the Code shall govern. The
Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1995
Employee Plan.

   Section 4.2. The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 1995 Employee Plan.


                             ARTICLE V
                    TERMS AND CONDITIONS OF OPTIONS

   Section 5.1. Each Option granted under this 1995 Employee Plan shall be evidenced by a stock option certificate and agreement (the
"Stock Option Certificate and Agreement") in a form consistent with this 1995 Employee Plan, provided that the following terms and conditions shall apply:

   (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option
Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common
Stock at the time of grant determined in accordance with Section
5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1995

Employee Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

   (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

   (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

   (d)    Notwithstanding any other provision of this 1995 Employee
Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds
$100,000, such Options shall be treated as Non-Qualified Options.

   (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 1995 Employee Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive
Options and directors are not eligible to receive any Options hereunder.

   (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

   (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

   (h) At least six months shall elapse from the date on which an Option is granted to an officer or beneficial owner of more than ten percent (10%) of the outstanding shares of Common Stock of the Company under this 1995 Employee Plan by the Administrator to the date on which any share of Common Stock underlying such Option is sold or any Right related thereto is exercised, unless the Administrator otherwise consents in writing.


                              ARTICLE VI
                   EMPLOYMENT OR SERVICE OF OPTIONEE

   Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive
Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

   Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section
22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

   Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

   Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-
Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

   Section 6.5. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

   Sgection 6.6.    Options granted under this 1995 Employee Plan
shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

   Section 6.7. Nothing contained in this 1995 Employee Plan, or in any Option granted pursuant to this 1995 Employee Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                              ARTICLE VII
                          PURCHASE OF SHARES

   Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1995 Employee Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

   Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, employee, or consultant of the Company at the time of exercise.

   Section 7.3.    No Optionee, or Optionee's executor,
administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1995 Employee Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

   Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

   Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1995 Employee Plan that: (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1995 Employee Plan and the subject Option.

   Section 7.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as a "Right" or collectively, the "Rights") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option
(or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such
Rights may be included in an Option only under the following conditions: (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than one hundred percent (100%) of the Spread; (c) the Rights are transferable only when the underlying Option is transferable and under the same conditions; (d) the Rights may be exercised only when the underlying
Option is eligible to be exercised; and (e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

   Section 7.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.


                              ARTICLE VIII
               CHANGE IN NUMBER OF OUTSTANDING SHARES OF
               STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

   Section 8.1.    In the event that the outstanding shares of Common
Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 1995 Employee Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

   Section 8.2.    The grant of an Option pursuant to this 1995
Employee Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

   Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 1995
Employee Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 1995
Employee Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 1995 Employee Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 1995 Employee Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.


                             ARTICLE IX
                  DURATION, AMENDMENT AND TERMINATION

   Section 9.1. The Board of Directors may at any time terminate this 1995 Employee Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or Rule 16b-3 under the Exchange Act; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option, and provided, further, that unless the holders of a majority of each of the classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved thereof, no amendment of this 1995 Employee Plan shall be made whereby: (a) the total number of shares of Common Stock which may be optioned under this 1995 Employee Plan to all individuals, or any of them, shall be increased, except by operation of the adjustment provisions of Article
VIII hereof, (b) the authority to administer this 1995 Employee Plan by the Administrator shall be withdrawn, (c) the maximum term of the Options shall be extended, (d) the minimum option price of Incentive
Options shall be decreased, (e) the price to Optionees to whom Options have been granted shall be changed, or (f) the class of individuals eligible to participate in this 1995 Employee Plan is modified.
Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1995 Employee Plan after ten years from the date this 1995 Employee Plan is adopted or the date this 1995 Employee
Plan is approved by the stockholders of the Company, whichever is earlier.

                              ARTICLE X
                             RESTRICTIONS

   Section 10.1. Any shares of Common Stock issued pursuant to this 1995 Employee Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 1995 Employee Plan, each Optionee shall thereby agree to any such restrictions.

   Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 1995 Employee
Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.


                             ARTICLE XI
                         FINANCIAL ASSISTANCE

   Section 11.1. The Company is vested with authority under this 1995 Employee Plan to assist any employee to whom an Option is granted hereunder (including any officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.


                              ARTICLE XII
                         APPLICATION OF FUNDS

   Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1995 Employee Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                             ARTICLE XIII
                         EFFECTIVENESS OF PLAN

   Section 13.1. This 1995 Employee Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of
Section 3.3 above. This 1995 Employee Plan must be approved by the Company's stockholders in accordance with the applicable provisions
(relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this 1995 Employee Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this 1995 Employee Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified
Options.


   IN WITNESS WHEREOF, pursuant to the approval of this 1995 Employee
Plan by the Board of Directors, this 1995 Employee Plan is executed and adopted as of the 19th day of September, 1995.


                         Medcross, Inc.

[CORPORATE SEAL]

                         By:  /s/ Henry Y.L. Toh


                         Its: President



ATTEST:


By:   /s/ Stephanie Giallourakis
   Secretary
